Goodwill	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
16.	Goodwill

The changes in the carrying amount of goodwill for the years ended December 31, 2017 and 2018 are as follows:

YY Live
RMB

Balance as of December 31, 2016	14,300
Impairment charges (i)	(2,527)
Foreign currency translation adjustments	(57)
Balance as of December 31, 2017	11,716

Foreign currency translation adjustments	47
Balance as of December 31, 2018	11,763

(i) The Group performs its annual goodwill impairment test of each reporting unit as of October 1, or more frequently, if certain events or circumstances warrant. Events or changes in circumstances which might indicate potential impairment in goodwill include the entity-specific factors, including, but not limited to, stock price volatility, market capitalization relative to net book value, and projected revenue, market growth and operating results.

In December 2017, the Group has identified impairment indicator for Guangzhou Zhuque Information Technology Co., Ltd. (“Zhuque”). Based on the results of the impairment assessment, an impairment charge of RMB2,527 for Zhuque was recognized.

The above goodwill impairment assessments on Zhuque adopted the income approach and considered a combination of factors, including, but not limited to, market conditions, expected future cash flows, growth rates and discount rates, which required the Group to make certain estimates and assumptions regarding industry economic factors and future profitability of the business.